Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to the requirement set forth in Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. §1350), as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Omid Farokhzad, Chief Executive Officer and Chair of the Board of Directors of Seer, Inc. (the “Company”), and David Horn, Chief Financial Officer of the Company, each hereby certify that:

1. The Company’s Annual Report on Form 10-K for the period ended December 31, 2021, to which this Certification is attached as Exhibit 32.1 (the “Periodic Report”), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company

/s/ Omid Farokhzad
Date: March 1, 2022
Omid Farokhzad
Chief Executive Officer & Chair of The Board of Director
(Principal Executive Officer)

/s/ David Horn
Date: March 1, 2022
Chief Financial Officer
(Principal Financial Officer)